                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 30, 2003
                                  -------------
                Date of Report (Date of earliest event reported)

                           OCEANIC EXPLORATION COMPANY
                           ---------------------------
             (Exact name of Registrant as specified in its charter)




         Delaware                       0-6540                  84-0591071
         --------                       ------                  ----------
(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
     of Incorporation)

          7800 East Dorado Place, Suite 250, Englewood, Colorado 80111
          ------------------------------------------------------------
          (Address of principal executive offices)          (zip code)

                                 (303) 220-8330
                                 --------------
                         (Registrant's telephone number,
                              including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 2003, Oceanic Exploration Company ("Oceanic") sold the assets comprising its Alliance Staffing Division, dba Alliance Employment Solutions ("Alliance") to Cordillera Corporation ("Cordillera"). The assets sold include all furniture and equipment used by Alliance as well as Alliance's accounts receivable, customer contracts, trade name and other intangibles. At the closing, Cordillera paid approximately $495,000 in cash for the purchase of Alliance, valued at the net book value of Alliance at the close of business on June 30, 2003. Cordillera is obligated to pay additional amounts to Oceanic calculated as 25% of Alliance's cumulative after-tax earnings through the period ending June 30, 2005. A combined federal and state income tax rate of 40% is assumed for the after-tax calculation.

         Cordillera is a related company having some common elements of control with Oceanic. Cordillera is principally owned by Tenaya Corporation which is controlled by Mr. James Neal Blue. Mr. Blue also serves as chairman of the Board of Directors and as president of Cordillera. In addition, Mr. Blue serves as chairman of the Board of Directors of Oceanic and is an "interested director" with respect to the sale of assets from Oceanic to Cordillera. Other Oceanic Board members who may be deemed to be "interested directors" due to their relationships with Mr. Blue and Mr. Blue's affiliates are Mr. Charles N. Haas and Dr. John L. Redmond.

         The sale was approved at a special meeting of the Board of Directors of Oceanic on June 16, 2003. All of Oceanic's directors who are not "interested directors" approved the sale after a review of the ongoing financial losses of Alliance and its negative impact on Oceanic's cash flow.

         A copy of the Agreement of Purchase and Sale of Assets is attached hereto as Exhibit 1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements

         Not applicable

(b)      Unaudited Pro Forma Consolidated Financial Information.

The following pro forma condensed consolidated balance sheet as of March 31, 2003, and the pro forma condensed consolidated statements of income for the three-month period then ended and the year ended December 31, 2002 give effect to the sale of Oceanic's Alliance division. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at March 31, 2003, while the adjustments to the pro forma condensed consolidated statements of income assume the transaction was consummated at the beginning of the periods presented. The actual sale occurred on June 30, 2003 for a value equal to the net book value of the assets of the division.

The pro forma information is based on the historical financial statements of Oceanic of which the balance sheet as of March 31, 2003 and the statement of income for the three-month period ending March 31, 2003 have not previously been restated to separately present Alliance as a discontinued operation. The statement of income for the year ending December 31, 2002 has not previously been restated as well.

These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future.

                  OCEANIC EXPLORATION COMPANY AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 2003

                                                                          AS REPORTED        PRO FORMA ADJUSTMENTS    PRO FORMA
                                                                         ------------        ---------------------   ------------
                                        ASSETS

Cash and cash equivalents, unrestricted                                  $  2,567,315               509,004(a)       $  3,076,319
Trade accounts receivable, net of allowance for doubtful accounts
     of $15,798                                                               184,306              (184,306)(b)                 0
Due from affiliates                                                             7,754                    --                 7,754
Accounts receivable - miscellaneous                                             3,161                  (363)(b)             2,798
Prepaid expenses and other                                                     77,068               (52,983)(b)            24,085
                                                                         ------------          ------------          ------------
                 Total current assets                                       2,839,604               271,352(b)          3,110,956
                                                                         ------------          ------------          ------------

Oil and gas property interests, full-cost method of accounting             39,000,000                    --            39,000,000
     Less accumulated amortization, depreciation,                                                                              --
        and impairment allowance                                          (39,000,000)                   --           (39,000,000)
                                                                         ------------          ------------          ------------
                                                                                   --                    --                    --
                                                                         ------------          ------------          ------------
Furniture, fixtures, and equipment                                            191,349              (111,621)(b)            79,728
     Less accumulated depreciation                                           (132,647)               87,181(b)            (45,466)
                                                                         ------------          ------------          ------------
                                                                               58,702               (24,440)(b)            34,262

Restricted cash                                                               204,218                    --               204,218
Goodwill, net of accumulated amortization of $73,534                          346,659              (346,659)(b)                --
Other intangible assets                                                            --                    --                    --
                                                                         ------------          ------------          ------------
                     Total assets                                        $  3,449,183               (99,747)(b)      $  3,349,436
                                                                         ============          ============          ============
                         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                    $    141,372                (7,858)(b)      $    133,514
     United Kingdom taxes payable, including accrued interest                 563,159                    --               563,159
     Accrued expenses                                                         184,719               (73,957)(b)           110,762
                                                                         ------------          ------------          ------------
                 Total current liabilities                                    889,250               (81,815)              807,435
Other non-current liabilities                                                  22,387                (8,932)(b)            13,455
                                                                         ------------          ------------          ------------
                 Total liabilities                                            911,637               (90,747)(b)           820,890
                                                                         ------------          ------------          ------------
Stockholders' equity:
     Preferred stock, $10 par value.  Authorized 600,000 shares;
        no shares issued                                                           --                    --                    --
     Common stock, $.0625 par value.  Authorized 50,000,000 shares;
        issued and outstanding 30,916,154                                   1,932,259                    --             1,932,259
     Capital in excess of par value                                         1,847,241                    --             1,847,241
     Retained deficit                                                      (1,241,954)               (9,000)(c)        (1,250,954)
                                                                         ------------          ------------          ------------
                 Total stockholders' equity                                 2,537,546                (9,000)            2,528,546
                                                                         ------------          ------------          ------------
                     Total liabilities and stockholders' equity          $  3,449,183               (99,747)         $  3,349,436
                                                                         ============          ============          ============

----------

       (a) Reflects the proceeds of the sale, net of expenses of $9,000 of transaction expenses.

       (b) Reflects the sale of the net assets of Alliance Employment Solutions.

       (c) Estimated retained earnings impact of the sale of the net assets.




                  OCEANIC EXPLORATION COMPANY AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                                                AS REPORTED     PRO FORMA ADJUSTMENTS     PRO FORMA
                                                               ------------     ---------------------   ------------
Revenue:
     Staffing revenue                                          $    439,801           (439,801)(a)      $         --
     Management revenue - related parties                           126,740                 --               126,740
                                                               ------------       ------------          ------------
                                                                    566,541           (439,801)              126,740
                                                               ------------       ------------          ------------
Costs and expenses:
     Exploration expenses                                           186,869                 --               186,869
     Staffing direct costs                                          384,451           (384,451)(a)                --
     Amortization and depreciation                                   23,615             (8,096)(a)            15,519
     General and administrative                                     498,575           (207,104)(a),(b)       291,471
                                                               ------------       ------------          ------------
                                                                  1,093,510           (599,651)              493,859
                                                               ------------       ------------          ------------
                 Operating loss                                    (526,969)          (159,850)             (367,119)

Other income (expense):
     Interest income                                                  7,738               (262)(a)             7,476
     Interest and financing costs                                    (5,641)                --                (5,641)
     Other                                                           24,408                 --                24,408
                                                               ------------       ------------          ------------
                                                                     26,505               (262)               26,243
                                                               ------------       ------------          ------------
                 Loss before income taxes                          (500,464)          (159,588)             (340,876)

Income tax expense                                                       --                 --                    --
                                                               ------------       ------------          ------------
                 Net loss                                      $   (500,464)          (159,588)         $   (340,876)
                                                               ============       ============          ============

     Basic and diluted loss per common share                   $      (0.05)             (0.01)         $      (0.03)

     Weighted average number of common shares outstanding        10,836,702         10,836,702            10,836,702

----------

    (a) Reflects the operating results of Alliance Employment Solutions and assumes no computation of interest on the net proceeds.

    (b)     Reflects $9,000 of transaction expenses associated with the sale.




                  OCEANIC EXPLORATION COMPANY AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                AS REPORTED   PRO FORMA ADJUSTMENTS       PRO FORMA
                                                               ------------   ---------------------     ------------
Revenue:
     Staffing revenue                                          $  2,421,528         (2,421,528)(a)      $         --
     Management revenue - related parties                           675,912                 --               675,912
                                                               ------------       ------------          ------------
                                                                  3,097,440         (2,421,528)              675,912
                                                               ------------       ------------          ------------
Costs and expenses:
     Exploration expenses                                         1,427,681                 --             1,427,681
     Staffing direct costs                                        1,997,170         (1,997,170)(a)                --
     Amortization and depreciation                                   95,196            (83,094)(a)            12,102
     General and administrative                                   2,165,901           (870,931)(a),(b)     1,294,970
                                                               ------------       ------------          ------------
                                                                  5,685,948         (2,951,195)            2,734,753
                                                               ------------       ------------          ------------
               Operating loss                                    (2,588,508)          (529,667)           (2,058,841)

Other income (expense):
     Interest income                                                 21,773             (1,573)(a)            20,200
     Interest and financing costs                                   (25,807)                --               (25,807)
     Other                                                          (28,900)            (1,050)(a)           (29,950)
                                                               ------------       ------------          ------------
                                                                    (32,934)            (2,623)              (35,557)
                                                               ------------       ------------          ------------
               Loss before income taxes                          (2,621,442)          (527,044)           (2,094,398)

Income tax expense                                                       --                 --                    --
                                                               ------------       ------------          ------------
               Net loss                                        $ (2,621,442)          (527,044)         $ (2,094,398)
                                                               ============       ============          ============

     Basic and diluted loss per common share                   $      (0.24)             (0.05)         $      (0.19)

     Weighted average number of common shares outstanding        10,836,702         10,836,702            10,836,702

----------

        (a) Reflects the operating results of Alliance Employment Solutions and assumes no computation of interest on the net proceeds.

        (b)  Reflects $9,000 of transaction expenses associated with the sale.


(c)      Exhibits

         1.    Agreement of Purchase and Sale of Assets

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               OCEANIC EXPLORATION COMPANY

                                               By: /s/ Charles N. Haas
                                                   -----------------------------
                                                   Charles N. Haas
                                                   President

                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
    1.            Agreement of Purchase and Sale of Assets